STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this *"Agreement"*) is made this 10th day of October, 2006 between Michael Nouri, (the *"Seller"*), and Doron Roethler (the *"Buyer"*).

BACKGROUND:

WHEREAS, the Seller is the president and chief executive officer and a member of the board of directors of Smart Online, Inc. (the *"Company"*) as well as a shareholder of the Company.

WHEREAS, as the Buyer is a current shareholder of shares of the common stock of the Company and desires to buy additional shares from the Seller; and

WHEREAS, the purchase of the shares is being structured as a private placement under U.S. federal and state securities laws, which requires the Buyer and the Seller to make certain representations in this Agreement;

NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. Purchase and Delivery of Shares.

a. The Buyer hereby agrees to purchase from Seller Two Hundred Forty Seven Thousand Forty Three (247,043) shares of Common Stock of the Company (the "Shares") at a purchase price of $1.5176 per share. The aggregate purchase price for the Shares shall be paid within ninety (90) days of the date of this Agreement, and may be paid in installments within that period at the Buyer's option.

b. Upon execution of the Registration Rights Agreement between the Buyer and the Company, the Seller shall cause the Shares to be delivered to the Buyer.

2. Acceptance. This purchase of the Shares shall not be deemed to have been accepted by the Seller until the Seller indicates his acceptance by returning to the Buyer an executed copy of this Agreement and that acceptance is conditioned upon the information and representations of the Buyer being complete, true and correct as of the date of this Agreement and as of the date of the Seller's acceptance.

3. Representations of the Seller. The Seller hereby represents and warrants to the Buyer and the Company as a third party beneficiary of this Agreement as follows:

a. The Seller has good and marketable title to the Shares, free and clear of all equities, pledges, liens, security interests, or other encumbrances of any kind.

b. The Seller has the full legal right, power, capacity and authority to enter into this Agreement and the transactions contemplated hereby and to perform its obligations pursuant to the terms of this Agreement. This Agreement constitutes that Seller's valid and legally binding obligation, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) general principals of equity, the application of which may deny the Buyer the right to specific performance, injunctive relief and other equitable remedies.

c. The Seller has not engaged in any general solicitation or advertising as defined under Regulation D of the Securities Act of 1933, as amended (the "*Securities Act*") in connection with the transfer of the Shares as contemplated by this Agreement.

d. The Seller is an "affiliate" of the Company as defined in Rule 405 of the Securities Act.

4. Representations of the Buyer. The Buyer hereby represents and warrants to the Buyer and the Company as a third party beneficiary of this Agreement as follows:

a. The Buyer has the full legal right, power, capacity and authority to enter into this Agreement and the transactions contemplated hereby and to perform its obligations pursuant to the terms of this Agreement. This Agreement constitutes that Buyer's valid and legally binding obligation, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) general principals of equity, the application of which may deny the Seller the right to specific performance, injunctive relief and other equitable remedies.

b. The Buyer has carefully reviewed all current public information regarding the Company, including financial information and risk factors, and fully understands the risk associated with investment in the Company.

c. The Buyer is experienced in evaluating and investing in private placement transactions of securities of technology companies such as the Company, acknowledges that it is able to fend for itself, can bear the economic risk of its investment, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares, and is prepared to hold the Shares for an indefinite period of time. If other than an individual, the Buyer also represents it has not been organized for the purpose of acquiring the Shares. The Buyer recognizes that its purchase of the Shares involves substantial risks, and has taken full cognizance of and understands such risks. The Buyer also acknowledges and is aware that the Shares are a speculative investment involving a high risk of loss by it of its entire investment.

d. The Buyer is an "accredited investor" as defined in Rule 501(a) under the Securities Act, a copy of which definition is attached hereto as **Exhibit A**.

e. The Buyer is acquiring the Shares for its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The Buyer has no present intention of selling or distributing the Shares. The Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third party with respect to the Shares other than as set forth in this Agreement. The Buyer understands that the Shares being transferred to it under this Agreement have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, which depend upon, among other things, the bona fide nature of the investment intent as expressed herein.

f. The Buyer understands that the Shares are not registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of the Shares hereunder is being made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4 thereof and that the Seller's and the Company's reliance on such exemption is predicated on the Buyer's representations as set forth in this Agreement.

g. The Buyer acknowledges that the Shares have not been registered under the Securities Act and have been transferred from an "affiliate" as defined under the Securities Act and that the Shares may not be sold, assigned, pledged, hypothecated or transferred, unless there exists an effective registration statement therefore under the Securities Act and all applicable state securities laws or the Company has received an opinion of counsel, reasonably acceptable to counsel for the Company, or other reasonable assurances, that such sale, assignment, pledge, hypothecation or transfer is exempt from registration. The Buyer understands that in the absence of an effective registration statement covering the Shares or an exemption from the Securities Act and all applicable state securities laws, the Shares must be held indefinitely. In particular, the Buyer is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act, unless all conditions of Rule 144 are met. Among the conditions for use of Rule 144 may be the availability of current and adequate information to the public about the Company. Notwithstanding the foregoing, no opinion of counsel shall be required by the Company in connection with the transfer of the Shares to an entity that is a direct or indirect wholly-owned subsidiary of the Buyer.

h. Each certificate representing the Shares shall, in addition to any legends required elsewhere, bear the following legend:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED,

HYPOTHECATED OR TRANSFERRED UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFORE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.

i. Each certificate representing the Shares shall also bear any legend required by any applicable state securities law or by any other agreement to which the Buyer of the certificate is a party or by which the Buyer of the certificate thereof is bound.

j. The Buyer has received all information that it considers necessary or appropriate for deciding whether to accept the transfer of the Shares for cancellation of the Shares. The Buyer has had an opportunity to ask questions and receive answers from the Company's management regarding the Shares and the business, properties, prospects and financial conditions of the Company and to obtain additional information from the Company (to the extent that the Company possessed such information or could acquire it without reasonable effort or expense) necessary to verify the accuracy of any information furnished to the Buyer or to which the Buyer had access.

4. Mutual Indemnification. Each party hereto covenants and agrees to indemnify, defend, protect and hold harmless the other party or the Company and each of their officers, directors, employees, stockholders, assigns, successors and affiliates from, against and in respect of all liabilities, losses, claims, damages, punitive damages, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, penalties, fines, interest (including interest from the date of such damages) and costs and expenses (including without limitation reasonable attorneys' fees and disbursements of every kind, nature and description) suffered, sustained, incurred or paid by the other party or the Company or each of their officers, directors, employees, stockholders, assigns, successors or affiliates in connection with, resulting from or arising out of, directly or indirectly (a) any breach of any representation or warranty of the indemnifying party set forth in this Agreement or (b) any nonfulfillment of any covenant or agreement by the indemnifying party under this Agreement.

5. Notice. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), by registered or certified mail, postage prepaid, or by recognized courier service, as follows:

If to the Seller to:

Michael Nouri

____
____
Attn: ________________
Telefax: ______________

If to the Buyer to:

Doron Roethler
c/o: MICHAL RAVIV
GIBOR SPORT HOUSE, 21 FLOOR
7 MENACHEM BEGIN STR. RAMAT GAN, ISRAEL
Telefax: 011-972-3-575-5526

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

6. Third Party Beneficiary. For all purposes of this Agreement, the Company shall be expressly deemed a third party beneficiary of the Agreement and shall have the right to enforce the terms and conditions of the Agreement.

7. General Terms.

(a) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware.

(b) The parties hereto agree to execute and deliver any and all papers, documents and certificates necessary to complete the actions contemplated hereby.

(c) This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

(d) This Agreement contains the entire agreement among the parties hereto with respect to the subject matter of this Agreement. This Agreement may not be amended or revised except by a written instrument signed by all the parties hereto.

(e) Unless the context of this Agreement clearly requires otherwise (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to one gender include all genders, (iii) "or" has the inclusive meaning frequently identified with the phrase "and/or," (iv) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (v) references to "hereunder," "herein," "hereto" or "hereof" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this

Agreement or the interpretation thereof in any respect. Section and exhibit references are to this Agreement unless otherwise specified.

(f) This Agreement may be executed in two (2) or more counterparts, each of which shall be binding as the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

(g) If any provision of this Agreement or the application thereof to any person or circumstances is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

[Signature Page to Follow]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Buyer has executed this Agreement this ________ day of ________, 2006.

Address:

c/o:

MICHAL RAVIV
GIBOR SPORT HOUSE, 28 FLOOR
7 MENACHEM BEGIN STR.
RAMAT GAN 52521 ISRAEL.

DORON ROETHLER

____

ACCEPTANCE

The foregoing Agreement is accepted by the Seller this 19th day of January, 2006.

MICHAEL NOURI
(IN HIS INDIVIDUAL CAPACITY)

____

EXHIBIT A

DEFINITION OF ACCREDITED INVESTOR

From Rule 501(a) of the Securities Act of 1933, as amended (the "Act")

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of

$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8. Any entity in which all of the equity owners are accredited investors.